Q3 FY17 Earnings Release Supplemental Material June 8, 2017

Safe Harbor Statement 2 This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are based on current expectations and are indicated by words or phrases such as “anticipate, “estimate,” “expect,” “project,” “plan,” “we believe,” “will,” “would,” “guidance,” and similar words or phrases, and involve known and unknown risks, uncertainties and other factors which may cause actual results, performance or achievements to be materially different from the future results, performance or achievements expressed in or implied by such forward-looking statements. Detailed information concerning those risks and uncertainties are readily available in the Company’s filings with the U.S. Securities and Exchange Commission. We undertake no obligation to publicly update or revise any forward- looking statements, whether as a result of new information, future events or otherwise. Where indicated, certain financial information herein has been presented on a non-GAAP basis. This basis adjusts for non-recurring items that management believes are not indicative of the Company’s underlying operating performance. These measures may not be directly comparable to similar measures used by other companies and should not be considered a substitute for performance measures in accordance with GAAP such as operating income and net income. Additionally, a reconciliation of the projected non-GAAP EPS, which are forward-looking non-GAAP financial measures, to the most directly comparable GAAP financial measures, is not provided because the Company is unable to provide such reconciliation without unreasonable effort. The inability to provide a reconciliation is due to the uncertainty and inherent difficulty predicting the occurrence, the financial impact and the periods in which the non-GAAP adjustments may be recognized. These GAAP measures may include the impact of such items as restructuring charges, acquisition and integration related expenses, asset impairments and the tax effect of all such items. As previously stated, the Company has historically excluded these items from non-GAAP financial measures. The Company currently expects to continue to exclude these items in future disclosures of non-GAAP financial measures and may also exclude other items that may arise (collectively, “non-GAAP adjustments”). The decisions and events that typically lead to the recognition of non-GAAP adjustments, such as actions under the Company's Change for Growth program, or acquisition and integration expenses, are inherently unpredictable as to if or when they may occur. For the same reasons, the Company is unable to address the probable significance of the unavailable information, which could be material to future results. Reference should be made to today’s earnings release for the nature of such adjustments and for a reconciliation of such non-GAAP measures to the Company’s financial results prepared in accordance with GAAP.

Q3 FY17 Earnings Highlights 3 (a) Non-GAAP figures are adjusted to exclude restructuring and acquisition and integration expenses, non-cash purchase accounting entries, and non-cash goodwill and intangible asset impairment Q3 FY17 Q3 FY16 Q3 FY17 Q3 FY16 Comp Sales (8%) (4%) Gross Margin 60.6% 60.9% 60.6% 60.9% BD&O 20.0% 19.5% 19.9% 19.4% SG&A 32.3% 32.1% 32.2% 32.0% EPS ($5.29) $0.08 $0.05 $0.15 GAAP Non-GAAP (a)

Q3 FY17 Sales Summary 4 Q3 FY17 Q3 FY16 Premium Fashion (7%) (1%) Ann Taylor (7%) (5%) LOFT (6%) 2% Value Fashion (10%) (4%) maurices (12%) (6%) dressbarn (8%) (2%) Plus Fashion (10%) (3%) Lane Bryant (11%) (1%) Catherines (6%) (8%) Kids Fashion (6%) (11%) Total Company (8%) (4%) Comp Sales Performance Premium 34% Value 31% Plus 21% Kids 14% Q3 FY17 Sales Mix

Q3 FY17
End-of-Period Segment Inventory



Reported
2.6%
(5.0%)
(2.0%)
(15.9%)
(3.4%)
Premium Fashion
Value Fashion
Plus Fashion
Kids Fashion
Total Company



Adjusted (a)
18.8%
(5.0%)
(4.4%)
(7.2%)
(3.4%)
Premium Fashion
Value Fashion
Plus Fashion
Kids Fashion (b)
Total Company

(a) *Inventory figures for the **Value**, **Plus**, and **Kids Fashion** segments reflect differences of intercompany in-transit allocation from the **Kids Fashion** segment (importer of record) to the **Value** and **Plus Fashion** segments (~$6M and ~$20M, respectively) in the prior year*

(b) *Adjusted inventory at the **Kids Fashion** segment reflects ~$10M of earlier receipt flow than the prior year to support floorset timing (May week 1 vs. May week 3 in the year-ago period; excluding flow timing impact, **Kids Fashion** segment quarter-end inventory was up ~3%*

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Q3 FY17 Capital Structure / Cash Flow  Capital expenditures: $52 million(a)  Ending cash and equivalents: $300 million(b)  Ending debt: $1,669 million(c)  Ending net debt to TTM EBITDA : ~2.5x(d)  TTM EBITDA cash interest coverage : ~6.3x(d,e)  Current liquidity: $749 million(f) 6 (a) Excludes change in period end accruals ($17.8 million as of Q2 FY17 and $18.4 million as of Q3 FY17) (b) Of total $300 million, $251 million (~84%) held outside the U.S. (c) Reflects $1,597 million in remaining term loan balance and $73 million drawn on $600 million asset-based revolver (d) Ending debt net of cash and equivalents to TTM non-GAAP EBITDA of $543 million (e) Based on TTM average Term Loan balance of $1,636 million and TTM average interest rate of 5.29% (f) Ending cash and equivalents plus $449 million of availability under the asset based revolver

Real Estate Summary 7 Q3 FY16 Store Locations Store Locations Store Locations End of Q2 End of Q3 End of Q3 Premium Fashion 1,006 1 (8) 999 1,020 Ann Taylor 328 0 (3) 325 340 LOFT 678 1 (5) 674 680 Value Fashion 1,807 5 (9) 1,803 1,801 maurices 1,012 4 (4) 1,012 979 dressbarn 795 1 (5) 791 822 Plus Fashion 1,139 1 (10) 1,130 1,136 L ne Bryant 770 1 (4) 767 763 Catherines 369 0 (6) 363 373 Kids Fashion 926 1 (9) 918 938 Total Company 4,878 8 (36) 4,850 4,895 Q3 FY17 Store Locations Opened Store Locations Closed

(a) Included ~$3M in deal cost amortization, consistent with guidance Q3 Results vs. 3/6/17 Guidance Non-GAAP Basis 8 Actual Guidance Total Company Sales $1.566B $1.600 to $1.650B Gross Margin 60.6% 60.5% to 61.0% Operating Income $43M $45 to $60M Interest expense (a) $25M ~$24M Effective tax rate 44% 41% Diluted share count 195M 196M EPS $0.05 $0.07 to $0.12

(a) Inclusive of non-cash interest of approximately $3M and $12M (Q4 and full year, respectively) related to the amortization of the term loan original issue discount and debt issuance costs Q4 and Full Year Fiscal 2017 Guidance - Non-GAAP Basis 9 Q4 FY17 Full Year FY17 Total Company Sales $1.575 to $1.625B $6.575 to $6.625B Comparable Sales Down ~8% Down 7% to Down 6% Gross Margin 56.5% to 57.0% 57.7% to 58.0% Depreciation and amortization ~$87M ~$350M Operating Income $0 to $15M $135 to $150M Interest expense (a) ~$25M ~$100M Effective tax rate 45% 43% Diluted share count 196M 196M EPS ($0.06) to ($0.01) $0.10 to $0.15

Full Year FY17 Guidance - Quarterly Comp Sales Progression

ascena RETAIL GROUP INC.



FY17 Actual / Guidance
Two-year Comp Stack (b)
(5.0%)
(4.2%)
(8.4%)
~(8%)
~(6%)
(5.1%)
(5.3%)
(10.7%)
~(13%)
~(8%)
Q1 (A)
Q2 (A)
Q3 (A)
Q4 (E) (a)
Full Year (E)

(a) Q4 comp outlook assumes continuation of negative high single digit comps and deceleration of the two-year comp stack
(b) Two-year comp stack excludes Justice FY16 comp progression, due to selling strategy reset implemented in July 2015

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Anticipated Platform Savings 11 $235M $300M(a) (a) Represents top of the $250M - $300M range $M FY15 FY16 FY17 FY18 FY19 FY20 Total ANN Synergies SG&A Non-merch procurement 9.3 24.4 17.7 51.4 Supply chain BD&O Distribution / fulfillment 12.9 5.2 1.7 19.9 COGS Transportation / logistics 25.7 13.6 4.1 43.4 Organizational efficiency SG&A Duplicative management teams 14.0 4.9 18.9 SG&A Employment benefit realignment 3.1 3.9 3.7 3.7 14.3 SG&A Public company costs 2.1 2.1 ANN Cost Savings SG&A SG&A optimization 7.4 27.6 35.0 COGS COGS initiative 25.0 25.0 50.0 Total ANN Savings 7.4 56.1 96.9 65.1 9.4 0.0 235.0 Change for Growth Operating model SG&A Front office efficiencies 25.0 35.0 0.0 60.0 SG&A Corporate efficiencies 5.0 15.0 20.0 40.0 SG&A Non-merch procurement 17.0 30.0 45.0 8.0 100.0 BD&O Real estate 5.0 15.0 15.0 15.0 50.0 SG&A IT efficiencies 5.0 35.0 10.0 50.0 Total Change For Growth 0.0 0.0 52.0 100.0 115.0 33.0 300.0 Total Platform Savings 7.4 56.1 148.9 165.1 124.4 33.0 535.0 Total Cumulative Achieved Savings 7.4 63.5 212.4 377.6 502.0 535.0 535.0

Fleet Optimization Update

Fleet optimization program – overall analytic framework Variable  Time horizon  Discount rate  Store comp outlook  Sales transfer(a)  Closure decision(b) Assumption / Criteria Five years 10% (~ASNA WACC) Negative mid-single digit CAGR 10% Cash-based NPV (a) Represents lower bound of range; upper bound of range is ~30% (b) NPV on closure decision contingent upon landlord concession in line with store-specific occupancy reduction targets; actual closure date determined based on maximization of cash flow 13

Fleet optimization program – overall program store opportunity

- Cumulative financial opportunity across **667 stores** comprised of:
  - Rent concessions: cumulative addressable program store occupancy expense of ~$110M
    - Aligning occupancy expense rate of program stores with balance of chain represents ~$30M opportunity
    - Additional target concessions of $20M needed to close overall contribution gap to balance of chain, due to lower program store selling productivity, and resulting higher store expense rate
  - Working capital: $55M tied up in program stores, supporting ~$550M in annual sales
  - Improved productivity: lower bound 10% sales transfer to remaining store network



Occupancy Rate
(% of sales)
19.6%
14.3%
Program Stores
Balance of Fleet



Store Expense Rate*
(% of sales)
32.2%
21.4%
Program Stores
Balance of Fleet

* *Store Expense driven primarily by store payroll*

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Fleet optimization program – additional considerations  Overall program store population will flex up or down over time based on: – General store traffic environment – Landlord participation in rent reduction program – Realized sales transfer to remaining store network – Sector demand consolidation (local market and brand-specific)  Current population of 667 program stores* classified as follows: – Hard close (100% exit); 268 stores – Rent relief / close (binary decision - exit unless pre-determined rent concession and lease term is achieved from landlord); 399 stores  Balance of program benefit between EBITDA and working capital will be determined by ultimate number of closures, and achievement level of rent reduction program targets  Actual store closure dates will be based on maximizing free cash flow at the individual store level 15 * Identified program stores each have lease action dates that occur before July 2019; 71 stores have been closed since inception of program activity, which started in January 2017 following consolidation of brand real estate teams into single ASNA team

Fleet optimization program – a near term opportunity…  Roughly 60% of the fleet leases either expire or have actionable kick-outs from FY17-FY19; program stores represent ~25% of the addressable stores during this period  Over 1,300 leases either expire or have actionable kick-outs over the next 12 months (June ’17 – May ’18) 16 14% 26% 18% 13% 10% 9% 10% FY 2017 FY 2018 FY 2019 FY 2020 FY 2021 FY 2022 FY 2023 +

Fleet optimization program – program store characteristics 11% 18% 23% 4% 23% 14% 7% Mid Atlantic Mid West North East North West South East South West West Coast By Region 33% 15% 40% 12% Strip Downtown/Lifestyle Mall Outlet By Format (a) (a) Program stores 50% ‘B’ malls; ‘A’ and ‘C’ malls 25% each 10% 7% 10% 28% 13% 4% 29% 66 46 67 185 84 27 192 A n n T a y lo r L O F T m a u ri c e s d re ss b a rn L a n e B ry a n t C a th e ri n e s Ju st ic e By Brand % of Program Stores 17

Fleet optimization program – store closure sensitivity  Expected EBITDA benefit from combination of: – Occupancy savings (from rent reduction at program stores that remain open) and – Increased store productivity (sales transfer from closed store to remaining fleet)  Most favorable outcome represented by 100% rent concession target achievement scenario – Annual EBITDA benefit range depends on level of landlord participation – Lower bound sales transfer rate of 10% used to develop Sales Transfer / Productivity estimates until transfer model results are validated with actual closures; analytic model suggests transfer rate up to ~30% 18 0% 30% 40% 50% 60% 100% St re Closure Count 667 547 507 468 428 268 An u l EBITDA benefit - N go iated Occupancy Reduction ($M) $0 $15 $20 $25 $30 $50 Annual EBITDA benefit - Sales Transfer / Productivity ($M) $25 $21 $19 $18 $16 $7 One time benefit - Working Capital Release $56 $46 $42 $39 $36 $16 Rent Concession Achievement (% of target)